UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 4, 2010
KeyCorp
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-5.1

Item 9.01 Financial Statements and Exhibits
     The purpose of this Current Report is to file with the Securities and Exchange Commission the opinion of Molly Z. Brown, Esq., regarding the issuance and sale of $750 million 3.750% Senior Medium Term Notes, Series I, due August 13, 2015 (the “Notes”), which opinion is incorporated by reference into KeyCorp’s Registration Statement on Form S-3 (File No. 333-151608).
(d) Exhibits
5.1 Opinion of Molly Z. Brown, Esq. as to the validity of the Notes.
23.1 Consent of Molly Z. Brown, Esq. (included as part of Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)
Date: November 4, 2010	By:	/s/ Paul N. Harris
Paul N. Harris
Executive Vice President, General Counsel and Secretary

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